Exhibit 10.2

ALFACELL CORPORATION

AMENDMENT
TO EACH
5% SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

February 26, 2010

This Amendment (this “Amendment”) to each 5% Senior Secured Convertible Promissory Note (each a “Note” and collectively, the “Notes”) issued by Alfacell Corporation, a Delaware corporation (the “Company”) pursuant to that certain Securities Purchase Agreement dated as of October 19, 2009, to the holders thereof (collectively, the “Holders”), is made and entered into as of February 26, 2010, by and among the Company and the Holders.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Notes.

RECITALS

Whereas, the Company and the Holders wish to amend the Notes to extend the Meeting Deadline to May 1, 2010 in accordance with Section 5 of each Note.

AGREEMENT

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and each Holder, intending to be legally bound, hereby agree as follows:

I.	AMENDMENT TO THE NOTES.

Section 2(A)(vii) of each Note is hereby amended to read in its entirety as follows:

“(vii).           Stockholder Approval.  The Company shall (a) provide each stockholder entitled to vote at the next meeting of stockholders of the Company, which meeting shall occur on or before May 1, 2010 (the “Meeting Deadline”), a proxy statement, soliciting each stockholder’s affirmative vote at such meeting for approval of an increase in the number of authorized shares of common stock of the Company from 100,000,000 to at least 130,593,678 (such affirmative vote being referred to as the “Stockholder Approval”), (b) use its best efforts to obtain the Stockholder Approval no later than the Meeting Deadline, and (c) within 2 business days following receipt of the Stockholder Approval, cause an amendment to its Certificate of Incorporation reflecting the approved increase in the authorized shares of Common Stock (such amendment, the “Certificate of Amendment”) to be filed with the Secretary of State of the State of Delaware; provided that the above stated obligations shall be subject to and conditioned upon the Payee’s compliance with the covenants set forth in Section 5(c) of the Securities Purchase Agreement.”

II.	GENERAL.

A.           Except as effected by this Amendment, the terms and provisions of the Notes shall remain unchanged and in full force and effect.

B.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

C.           This Amendment shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York, without giving effect to conflicts of laws principles.

D.           The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

[SIGNATURE PAGES FOLLOW]

The parties have executed this Amendment as of the date first written above.

ALFACELL CORPORATION By: /s/ Charles Muniz Name: Charles Muniz Title: President, Chief Executive Officer and Chief Financial Officer

The parties have executed this Amendment as of the date first written above

PURCHASERS:

/s/ Charles Muniz	___________________________________
Charles Muniz	Colleen A. Lowe

EUROPA INTERNATIONAL, INC.	___________________________________
Corinne M. Poquette
By: /s/ Fred Knoll Name: Fred Knoll Title: Knoll Capital Management, Investment Manager for Europa International, Inc.	___________________________________ David J. McCash

UNILAB LP

By:____________________________________ Name: F. Patrick Ostronic Title: Director, Unilab GP Inc., General Partner for Unilab LP

MARY M. MCCASH TRUST DECLARATION DECLARED OCTOBER 20, 2008

By:____________________________________ Name: Mary M. McCash Title: Trustee

THE MICHAEL J. MCCASH LIVING TRUST

By:____________________________________ Name: Michael J. McCash Title: Trustee and Grantor